Exhibit 10.2

Execution Copy

AMENDMENT NO. 1 TO THE

CREDIT AGREEMENT

Dated as of July 27, 2018

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT among THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation (the “Company”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and CITIBANK, N.A., as agent (the “Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1)      The Company, the Lenders and the Agent have entered into an Amended and Restated Credit Agreement dated as of October 25, 2017 (the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)      The Company and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1.    Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in SECTION 2, hereby amended as follows:

(a)    Section 1.01 is amended by inserting in the appropriate alphabetical location the new defined terms:

“Acxiom Acquired Business” means Acxiom LLC, a Delaware limited liability company.

“Acxiom Acquisition” means the direct or indirect acquisition by the Company of the Acxiom Acquired Business pursuant to, and in accordance with, the Acxiom Acquisition Agreement.

“Acxiom Acquisition Agreement” means that certain Membership Interest Purchase Agreement, dated as of July 2, 2018 among the Company, the Acxiom Acquired Business, LiveRamp, Inc., a Delaware corporation, and Acxiom Holdings, Inc., a Delaware corporation, as in effect on the date thereof.

“Acxiom Closing Date” means the date, if any, on which the Acxiom Acquisition is consummated.

(b)    Section 5.03(b) is amended in full to read as follows:

Leverage Ratio. Maintain, as of the end of each fiscal quarter, a Leverage Ratio of not greater than 3.50 to 1.00 (or, for four consecutive fiscal quarters commencing with the fiscal quarter in which a Specified Acquisition (other than the Acxiom Acquisition)

occurs and following notice (a “Covenant Notice”) from the Company (but without any consent from the Agent or the Lenders), 4.00 to 1.0); provided that there shall be a period of at least two consecutive fiscal quarters after the covenant steps down to 3.50 to 1.0 before a subsequent Covenant Notice is submitted; provided further that on and after the Acxiom Closing Date, the Company will maintain a Leverage Ratio of not greater than (i) 4.00 to 1.0, beginning on the last day of the first fiscal quarter ending after the Acxiom Closing Date and thereafter, (ii) 3.75 to 1.0 on the last day of the fourth full fiscal quarter ending after the Acxiom Closing Date and thereafter and (iii) 3.5 to 1.00 on the last day of the eighth full fiscal quarter after the Acxiom Closing Date and thereafter.

Notwithstanding anything to the contrary set forth herein, until the earlier of (A) the Acxiom Closing Date and (B) the date on which the Acxiom Acquisition Agreement terminates or expires, any Debt in the form of debt securities incurred by the Company to finance the Acxiom Acquisition shall be disregarded for the purpose of determining compliance with this Section 5.03 to the extent that, and so long as, the cash proceeds of such Debt are either held in escrow on customary terms or are held by the Company as unrestricted cash or cash equivalents.

SECTION 2.    Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the Company and the Required Lenders.

SECTION 3.    Representations and Warranties of the Company. The Company represents and warrants that (i) the representations and warranties set forth in Section 4.01 of the Credit Agreement are correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality or Material Adverse Effect, in all respects) on and as of such date, before and after giving effect to this Amendment and (ii) no event has occurred and is continuing that constitutes a Default.

SECTION 4.    Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)      The Credit Agreement and the Notes and each other Loan Document, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)      The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement or any Notes or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Notes or any other Loan Document.

(d)      This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement. This Amendment shall constitute a Loan Document.

SECTION 5.    Costs and Expenses. The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 6.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ Ellen Johnson
Name: Ellen Johnson
Title: Senior Vice President of Finance and Treasurer

Interpublic Amendment to Revolving Credit Agreement

CITIBANK, N.A., as Administrative Agent

By:	/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

Interpublic Amendment to Revolving Credit Agreement

SIGNATURE PAGE

CONSENT to Amendment No. 1 to the Amended and Restated Credit Agreement dated as of October 25, 2017 of THE INTERPUBLIC GROUP OF COMPANIES, INC.

CITIBANK, N.A.

by

/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

Interpublic Amendment to Revolving Credit Agreement

SIGNATURE PAGE

CONSENT to Amendment No. 1 to the Amended and Restated Credit Agreement dated as of October 25, 2017 of THE INTERPUBLIC GROUP OF COMPANIES, INC.

JPMORGAN CHASE BANK, N.A.

by

/s/ Deborah R. Winkler
Name: Deborah R. Winkler
Title: Executive Director

Interpublic Amendment to Revolving Credit Agreement

SIGNATURE PAGE

CONSENT to Amendment No. 1 to the Amended and Restated Credit Agreement dated as of October 25, 2017 of THE INTERPUBLIC GROUP OF COMPANIES, INC.

Name of Lender: Bank of America, N.A.

by

/s/ Jana L. Baker
Name: Jana L. Baker
Title: Senior Vice President

Interpublic Amendment to Revolving Credit Agreement

SIGNATURE PAGE

CONSENT to Amendment No. 1 to the Amended and Restated Credit Agreement dated as of October 25, 2017 of THE INTERPUBLIC GROUP OF COMPANIES, INC.

MORGAN STANLEY SENIOR FUNDING, INC.

by

/s/ Michael King
Name: Michael King
Title: Vice President

Interpublic Amendment to Revolving Credit Agreement

SIGNATURE PAGE

CONSENT to Amendment No. 1 to the Amended and Restated Credit Agreement dated as of October 25, 2017 of THE INTERPUBLIC GROUP OF COMPANIES, INC.

Name of Lender: Morgan Stanley Bank, N.A.

by

/s/ Gilroy D’Souza
Name: Gilroy D’Souza
Title: Authorized Signatory

by1

Name:
Title:

[1]	For any Lender requiring a second signature line.

Interpublic Amendment to Revolving Credit Agreement

SIGNATURE PAGE

CONSENT to Amendment No. 1 to the Amended and Restated Credit Agreement dated as of October 25, 2017 of THE INTERPUBLIC GROUP OF COMPANIES, INC.

MUFG BANK, LTD. (f.k.a. THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.)

by

/s/ Ola Anderssen
Name: Ola Anderssen
Title: Director

Interpublic Amendment to Revolving Credit Agreement

SIGNATURE PAGE

CONSENT to Amendment No. 1 to the Amended and Restated Credit Agreement dated as of October 25, 2017 of THE INTERPUBLIC GROUP OF COMPANIES, INC.

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

by

/s/ Veronica Incera
Name: Veronica Incera
Title: Managing Director

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

/s/ Miriam Trautman
Name: Miriam Trautman
Title: Senior Vice President

Interpublic Amendment to Revolving Credit Agreement

SIGNATURE PAGE

CONSENT to Amendment No. 1 to the Amended and Restated Credit Agreement dated as of October 25, 2017 of THE INTERPUBLIC GROUP OF COMPANIES, INC.

BNP PARIBAS

by

/s/ Nicole Rodriguez
Name: Nicole Rodriguez
Title: Director

by
/s/ Christopher Sked
Name: Christopher Sked
Title: Managing Director

Interpublic Amendment to Revolving Credit Agreement

SIGNATURE PAGE

CONSENT to Amendment No. 1 to the Amended and Restated Credit Agreement dated as of October 25, 2017 of THE INTERPUBLIC GROUP OF COMPANIES, INC.

HSBC Bank USA, National Association

by

/s/ Jonathan Yip
Name: Jonathan Yip
Title: Director

Interpublic Amendment to Revolving Credit Agreement

SIGNATURE PAGE

CONSENT to Amendment No. 1 to the Amended and Restated Credit Agreement dated as of October 25, 2017 of THE INTERPUBLIC GROUP OF COMPANIES, INC.

ING Bank N.V., Dublin Branch

by

/s/ Barry Fehily
Name: Barry Fehily
Title: Managing Director

/s/ Sean Hassett
Name: Sean Hassett
Title: Director

Interpublic Amendment to Revolving Credit Agreement

SIGNATURE PAGE

CONSENT to Amendment No. 1 to the Amended and Restated Credit Agreement dated as of October 25, 2017 of THE INTERPUBLIC GROUP OF COMPANIES, INC.

Lloyds Bank plc

by

/s/ Jennifer Larrow
Name: Jennifer Larrow
Title: Assistant Manager
Transaction Execution
Category A
L003

by

/s/ Tina Wong

Name: Tina Wong
Title: Assistant Manager
Transaction Execution
Category A
W011

Interpublic Amendment to Revolving Credit Agreement

SIGNATURE PAGE

CONSENT to Amendment No. 1 to the Amended and Restated Credit Agreement dated as of October 25, 2017 of THE INTERPUBLIC GROUP OF COMPANIES, INC.

Wells Fargo Bank, N.A.

by

/s/ Craig DeSousa
Craig DeSousa
Senior Vice President

Interpublic Amendment to Revolving Credit Agreement

SIGNATURE PAGE

CONSENT to Amendment No. 1 to the Amended and Restated Credit Agreement dated as of October 25, 2017 of THE INTERPUBLIC GROUP OF COMPANIES, INC.

CITIZENS BANK, N.A.

by

/s/ Barrett D. Bencivenga
Name: Barrett D. Bencivenga
Title: Managing Director

Interpublic Amendment to Revolving Credit Agreement

SIGNATURE PAGE

CONSENT to Amendment No. 1 to the Amended and Restated Credit Agreement dated as of October 25, 2017 of THE INTERPUBLIC GROUP OF COMPANIES, INC.

PNC BANK, NATIONAL ASSOCATION

by

/s/ Lauren M. Potts
Lauren M. Potts
Vice President

Interpublic Amendment to Revolving Credit Agreement

SIGNATURE PAGE

CONSENT to Amendment No. 1 to the Amended and Restated Credit Agreement dated as of October 25, 2017 of THE INTERPUBLIC GROUP OF COMPANIES, INC.

U.S. Bank National Association

by

/s/ Kenneth R. Fieler
Name: Kenneth R. Fieler
Title: Vice President

Interpublic Amendment to Revolving Credit Agreement

SIGNATURE PAGE

CONSENT to Amendment No. 1 to the Amended and Restated Credit Agreement dated as of October 25, 2017 of THE INTERPUBLIC GROUP OF COMPANIES, INC.

BANK OF CHINA, NEW YORK BRANCH

by

/s/ Raymond Qiao
Name: RAYMOND QIAO
Title: EXECUTIVE VICE PRESIDENT

Interpublic Amendment to Revolving Credit Agreement

SIGNATURE PAGE

CONSENT to Amendment No. 1 to the Amended and Restated Credit Agreement dated as of October 25, 2017 of THE INTERPUBLIC GROUP OF COMPANIES, INC.

DANSKE BANK A/S

by

/s/ Merete Ryvald
Name: Merete Ryvald
Title: Chief Loan Manager

by

/s/ Jesper Larsen
Name: Jesper Larsen
Title: Senior Loan Manager

Interpublic Amendment to Revolving Credit Agreement

SIGNATURE PAGE

CONSENT to Amendment No. 1 to the Amended and Restated Credit Agreement dated as of October 25, 2017 of THE INTERPUBLIC GROUP OF COMPANIES, INC.

GOLDMAN SACHS BANK USA

by

/s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

Interpublic Amendment to Revolving Credit Agreement

SIGNATURE PAGE

CONSENT to Amendment No. 1 to the Amended and Restated Credit Agreement dated as of October 25, 2017 of THE INTERPUBLIC GROUP OF COMPANIES, INC.

INTESA SANPAOLO S.p.A.

by

/s/ Jennifer Feldman Facciola
Name: Jennifer Feldman Facciola
Title: Vice President

by

/s/ Francesco Di Mario
Name: Francesco Di Mario
Title: FVP & Head of Credit

Interpublic Amendment to Revolving Credit Agreement